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                                                                 EXHIBIT 10.11.1

                                                                   Loan No. 1440


                             MODIFICATION AGREEMENT

                                  SECURED LOAN

THIS MODIFICATION AGREEMENT ("Agreement") dated June 1, 2002 is entered into by and between WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender"), and COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION, a Delaware corporation ("Borrower").

                                 R E C I T A L S

A. Pursuant to the terms of a loan agreement between Borrower and Lender dated December 22, 2000 ("Loan Agreement"), Lender made a loan to Borrower in the principal amount of EIGHTEEN MILLION AND NO/100 DOLLARS ($18,000,000.00) ("Loan"). The Loan is evidenced by a promissory note dated as of the date of the Loan Agreement, executed by Borrower in favor of Lender, in the principal amount of the Loan ("Note"), and is further evidenced by the documents described in the Loan Agreement as "Loan Documents". The Note is secured by, among other things, a deed of trust ("Deed of Trust") dated December 22, 2000, executed by Borrower, as Trustor, to American Securities Company, as Trustee, in favor of Lender, as Beneficiary. The Deed of Trust was recorded December 22, 2000, as Document No. 2000-162764, in the Official Records of San Mateo County, California.

B. As of May 31, 2002, the outstanding principal balance under the Loan was Eighteen Million and No/100 Dollars ($18,000,000.00)

C. The Note, Deed of Trust, Loan Agreement, this Agreement, the other documents described in the Loan Agreement as "Loan Documents" (the "Existing Loan Documents"), together with all modifications and amendments thereto, the Modification Documents (as defined below), and any document required hereunder, are collectively referred to hereinafter as the "Loan Documents".

D. By this Agreement, Borrower and Lender intend to modify and amend certain terms and provisions of the Loan Documents, which shall become effective on June 1, 2002 (the "Effective Date").

NOW, THEREFORE, Borrower and Lender agree as follows:

1. CONDITIONS PRECEDENT. The following are conditions precedent to Lender's obligations under this Agreement:

        1.1 If required by Lender, receipt and approval by Lender of a date down to Title Policy No. SM-461651 dated December 22, 2000, issued by First American Title Insurance Company ("Title Company") and assurance acceptable to Lender, including, without limitation, CLTA Endorsement No. 110.5, without deletion or exception other than those expressly approved by Lender in writing, that the priority and validity of the Deed of Trust encumbering the property (the "Property") has not been and will not be impaired by this Agreement or the transactions contemplated hereby;

        1.2 Receipt by Lender of the executed originals of this Agreement, the short form of this Agreement (if any) and any and all other documents (the "Modification Documents") and agreements which are required by this Agreement or by any other Loan Document, each in form and content acceptable to Lender;

        1.3 Recordation in the Official Records of the County where the Property is located of (i) the short form of this Agreement (if any), and (ii) any other documents which are required to be recorded by this Agreement or by any other Loan Document (if any);

        1.4 Reimbursement to Lender by Borrower of Lender's costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, recording fees, attorneys' fees, appraisal, engineers' and inspection fees and documentation costs and charges, whether such services are furnished by Lender's employees or agents or by independent contractors;

        1.5 Borrower shall provide, at Borrower's expense, an opinion of legal counsel in form and content satisfactory to Lender to the effect that: (a) upon due authorization, execution and recordation or filing as may be specified in the opinion, each of the Modification Documents shall be legal, valid and binding instruments, enforceable


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                against the makers thereof in accordance with their respective terms; (b) Borrower is duly formed and has all requisite authority to enter into the Modification Documents; and (c) such other matters, incident to the transactions contemplated hereby, as Lender may reasonably request.

        1.6 The representations and warranties contained in this Agreement are true and correct;

        1.7 All payments due and owing to Lender under the Loan Documents have been paid current as of the effective date of this Agreement;

        1.8 Receipt and approval of an updated appraisal of the Property satisfactory to Lender;

        1.9 Borrower shall purchase interest rate protection satisfactory to Lender in the form of a LIBOR Cap (based on 30-day LIBOR), for the notional amount of $17,500,000.00, at a rate not to exceed three percent (3.00%) for the six (6) month period beginning December 1, 2002 and ending June 1, 2003.

        1.10 The payment to Lender of $250,000.00 to be applied as a principal paydown to the Loan. Upon receipt of said principal payment, the outstanding principal balance of the Loan shall be Seventeen Million Seven Hundred Fifty Thousand and No/100 Dollars ($17,750,000.00).

        1.11 The payment to Lender of an extension fee in the amount of $45,000.00; and

        1.12 The payment to Lender of a documentation fee in the amount of $1,000.00.

2. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that no Default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents (as modified by this Agreement) and that all representations and warranties herein and in the other Loan Documents are true and correct, which representations and warranties shall survive execution of this Agreement.

3. MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan
        Documents:

        3.1 Extension of Maturity Date. On the Effective Date, the Maturity Date recited in the Note is hereby extended to June 1, 2003.

        3.2 Amended and Restated Note. On the Effective Date, the Note described in Recital A herein is superseded and replaced in its entirety by that certain Amended and Restated Promissory Note Secured by Deed of Trust executed by Borrower in the amount of SEVENTEEN MILLION SEVEN HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($17,750,000.00) of even date herewith.

        3.3 Principal Payments. In addition to the principal payment required in paragraph 1.9 above, Borrower shall make an additional principal payment in the amount of TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000.00) on December 1, 2002. Notwithstanding such principal payment, any outstanding principal balance under the Note on the Maturity Date shall be due and payable on the Maturity Date. Any payment(s) required hereunder shall be due and payable on the first day of the month in which it is due and shall be applied to the outstanding principal balance of the Loan. Any principal balance reductions may not be reborrowed.

        3.4 Interest Rate. Except as otherwise provided herein, from and after the Effective Date, the Loan shall bear interest (based on a 360-day year basis and charged on the basis of actual days elapsed) at 4.25% percent per annum above the LIBO Rate pursuant to the terms of the Amended and Restated Promissory Note of even date herewith.

4. FORMATION AND ORGANIZATIONAL DOCUMENTS. Borrower has previously delivered to Lender all of the relevant formation and organizational documents of Borrower, of the partners or joint venturers of Borrower (if any), and of all guarantors of the Loan (if any), and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Lender. Borrower hereby certifies that: (i) the above


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        documents are all of the relevant formation and organizational documents of Borrower; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Lender.

5. HAZARDOUS MATERIALS; CCP SECTION 726.5; SECTION 736. Without in any way limiting any other provision of this Agreement, Borrower expressly reaffirms as of the date hereof, and continuing hereafter: (i) each and every representation and warranty in the Loan Documents respecting "Hazardous Materials"; and (ii) each and every covenant and indemnity in the Loan Documents respecting "Hazardous Materials". In addition, Borrower and Lender agree that: (i) this Section is intended as Lender's written request for information (and Borrower's response) concerning the environmental condition of the real property security under the terms of California Code of Civil Procedure Section 726.5; and (ii) each representation and/or covenant in this Agreement or any other Loan Document (together with any indemnity applicable to a breach of any such representation and/or covenant) with respect to the environmental condition of the real property security is intended by Lender and Borrower to be an "environmental provision" for purposes of California Code of Civil Procedure Section 736.

6. WAIVERS. In further consideration of Lender entering into this Agreement, Borrower waives, with respect to the Loan, any and all rights to which Borrower is or may be entitled pursuant to Section 580a (the so-called "Fair Market Antideficiency Rule"), 580d (the so-called "Private Sale Antideficiency Rule") and 726 (the so-called "One Form of Action Rule") of the California Code of Civil Procedure, as amended or recodified from time to time, together with any other antideficiency or similar laws which limit, qualify or reduce Borrower's obligations under the Loan Documents.

7. NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition, or covenant contained in the Note or other Loan Document or affect or impair any rights, powers, or remedies of Lender, it being the intent of the parties hereto that the provisions of the Note and other Loan Documents shall continue in full force and effect except as expressly modified hereby.

8. MISCELLANEOUS. This Agreement and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of California, except if preempted by federal law. In any action brought or arising out of this Agreement or the Loan Documents, Borrower, and the general partners and joint venturers of Borrower, hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement. All capitalized terms used herein, which are not defined herein, shall have the meanings given to them in the other Loan Documents. Time is of the essence of each term of the Loan Documents, including this Agreement. If any provision of this Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Agreement and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

9. INTEGRATION; INTERPRETATION. The Loan Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Lender in writing.


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10.     EXECUTION IN COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed as of the date first above written.

                                       "LENDER"

                                       WELLS FARGO BANK,
                                       NATIONAL ASSOCIATION

                                       By:
                                               --------------------------------
                                               Jay Rosenberg
                                       Its:    Vice President

                                       "BORROWER"

                                       COMMUNICATIONS & POWER INDUSTRIES
                                       HOLDING CORPORATION,
                                       a Delaware corporation

                                       By:
                                               --------------------------------

                                       Its:
                                               --------------------------------